COST OF SALES	12 Months Ended
Dec. 31, 2018
COST OF SALES.
COST OF SALES

4.      Cost of sales

Accounting policy

The following accounting policies relate to some costs that are included in cost of sales:

Short-term employee benefits

Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be reliably estimated.

Pension and provident funds

The Group operates a defined contribution retirement plan and contributes to a number of industry-based defined contribution retirement plans. The retirement plans are funded by payments from employees and Group companies.

Contributions to defined contribution funds are expensed as incurred.

Figures in million - SA rand	Notes	2018	2017	2016
Salaries and wages		(15,710.3)	(15,323.0)	(9,276.1)
Consumable stores	19	(9,327.9)	(8,789.4)	(5,243.2)
Utilities		(5,049.2)	(4,930.1)	(3,709.0)
Mine contracts		(3,197.6)	(2,956.9)	(2,105.3)
Recycling		(7,196.5)	(4,376.9)	-
Other		(4,564.0)	(3,398.0)	(2,769.9)
Ore reserve development costs capitalised		3,530.3	3,291.6	2,394.4
Cost of sales, before amortisation and depreciation		(41,515.2)	(36,482.7)	(20,709.1)
Amortisation and depreciation	12	(6,613.8)	(5,699.7)	(4,041.9)
Total cost of sales		(48,129.0)	(42,182.4)	(24,751.0)

The SA region employees are members of various defined contribution retirement plans. The cost of providing retirement benefits for the year amounted to R919.1 million (2017: R959.9 million and 2016: R626.0 million).